Kathleen H. Moriarty +1 212 836 8276 office kathleen.moriarty@kayescholer.com 250 West 55th Street New York, NY 10019-9710 +1 212 836 8000 main +1 212 836 6790 fax

May 9, 2016

United States Securities and Exchange Commission

Washington, D.C. 20549

Re:	AccuShares Trust I
Post-Effective Amendment to Form S-1
Filed September 23, 2015
File No.: 333-194666

Dear Ms. Barros:

On behalf of the AccuShares Trust I (“Trust”) sponsored by our client, AccuShares Investment Management, LLC (“Sponsor”), we are filing, pursuant to the Securities Act of 1933, together with this correspondence, Post-Effective Amendment No. 2 to the Trust’s registration statement on Form S-1 (“Amendment”) relating to the AccuShares Spot CBOE® VIX® Fund (the “VIX Fund”). Copies of the Amendment marked to show all changes from the Trust’s Post-Effective Amendment No. 1 that was filed on September 22, 2015 are being sent to the staff (“Staff”) of the Securities and Exchange Commission (“Commission”) under separate cover.

Set forth below is the response to the open comment of the Staff contained in the letter dated October 22, 2015 concerning Post-Effective Amendment No. 1 and in a telephone conversation between Coy Garrison, Esq. and Bryan Hough, Esq. of the Commission with the undersigned and Gregory E. Xethalis, Esq. of Kaye Scholer LLP on April 21, 2016. Defined terms used herein but not otherwise defined, shall have the meaning set forth in the Preliminary Prospectus.

Comment: Please explain why this new mechanism whereby the Share Index Factors will be reset weekly is not a material change to the terms of the Up Shares and the Down Shares previously registered on your Form S-1 and why such changes do not involve new securities from those previously registered.

Response:

We respectfully advise the Staff that we do not believe that the proposed amendment to the Share Index Factor calculation mechanism (the “TSIF Amendment”) would result in the issuance of a new security.

United States Securities and Exchange Commission	2	May 9, 2016

The question of whether amendments to the governing documents or operations relating to a particular security will create a new security turns on whether the amendments substantially affect the legal rights and obligations of the holders of that security. See McGuigan & Aiken, Amendment of Securities, 9 Rev. of Sec. Reg. 935, 935 (1976); see also 2 Louis Loss, Joel Seligman & Troy Paredes, Securities Regulation 1149 (4th ed. 2007). Under various judicial decisions and SEC no-action letters, this standard has traditionally been met when the amendments would significantly alter the “basic financial terms” or the “basic nature” of existing securities, as opposed to amendments that adjust contractual rights of a lesser magnitude. See SEC No-Action Letter, Leaseco Corp. (Oct 22, 1982) (where the SEC agreed to take a no action position in response to a request asserting that an amendment eliminating certain prohibitions on the payment of dividends could be “characterized accurately as an adjustment of contractual rights rather than a substantial modification constituting a change in the basic nature of the security”); SEC No-Action Letter, Susquehanna Corp. (June 29, 1979) (where the SEC agreed to take a no-action position in response to a request asserting that amendments designed to relax the restriction on dividend payments and to increase the rate of interest constitute merely a modification of contractual provisions, made in accordance with procedures provided in the indenture); SEC No-Action Letter, Sheraton Corp. (Nov. 24, 1978) (where the SEC agreed to take a no-action position in response to a request asserting that proposed amendments to indentures which would permit the return of substantial payments to the parent company and increase the rate of interest were merely modifying certain contractual provisions in the indenture). See also A. A. Sommer, Jr., 1 Federal Securities Act of 1933, 2-144 (2009) (noting that new securities arise only in connection with a “fundamental change” in the nature of an investment).

The TSIF Amendment represents an adjustment of contractual rights rather than substantial modifications constituting a change in the basic nature of the security. Specifically, the date of the monthly Regular Distribution for the Fund is changed from the 15th of each month to the third Tuesday of each month (or the immediately preceding business day, if Tuesday is not a business day). This change does not impact the rights to distributions, but merely changes the date on which they will be distributed. The change is intended to align distributions with the new calculation schedule for the Share Index Factor, because the TSIF Amendment results in a change in the frequency with which the Share Index Factor is reset. Previously, Share Index Factors were reset on the date of a distribution by the Fund (i.e., at least once each month), with the calculation period beginning on the date of the prior Share Index Factor calculation. Under the TSIF Amendment, the Share Index Factor is reset on the date of a distribution by the Fund and on each Tuesday, with the calculation period beginning on the date of the prior Share Index Factor calculation.

The changes effected by the TSIF Amendment adjust contractual rights of a lesser magnitude and do not impact the “basic financial terms” or the “basic nature”. We note and incorporate by reference the economic impact analysis previously provided in correspondence to the Staff on March 25, 2016, which analysis demonstrated that the TSIF Amendment is unlikely to result in a substantial economic impact (either positive or negative) on the holders of Shares of either class

United States Securities and Exchange Commission	3	May 9, 2016

of the Fund. To the contrary, the Sponsor believes the TSIF Amendment is more likely to align Share trading prices with the Class Value Per Share, thereby reducing the likely magnitude of premia and discounts, resulting in improved realization of the investment objective of the Fund. The basic entitlement to both Regular Distributions and Corrective Distributions are fundamentally unchanged, and the mechanism by which such distributions are calculated is materially amended only in how often the calculation will be conducted. We do not believe the TSIF Amendment affects “the nature of the investment or the investment risks,” nor do we believe the change has a “significant” impact on the legal rights and obligations of shareholders. See Allard v. Arthur Andersen & Co., 957 F.Supp. 409, 420 (S.D.N.Y. 1997).

In light of the standards set forth above, we believe the TSIF Amendment should not be deemed to involve the issuance of a new security

We have made such changes as have been requested in order to complete and include all information not previously included in the filing. All required exhibits have been included. The filing now includes the required financial statements and corresponding accountant’s report, in compliance with Item 11(c) of Form S-1. All disclosures required by Item 11 of Form S-1 have been included. All required consents of experts and counsel are included in the filing.

All Trust, Sponsor and Trust service provider personnel participating in the preparation of the Registration Statement are cognizant of their disclosure responsibilities to investors.

In the event that the Trust requests acceleration of the effective date of the Registration Statement, it will furnish a letter containing the requested acknowledgements.

If you have any further questions or wish to discuss any of the Responses, please do not hesitate to call me at 212-836-8276 or Gregory Xethalis at 212-836-7730. We greatly appreciate your assistance with respect to the Amendment.

Very truly yours,

/S/ Kathleen H. Moriarty, Esq.

Kathleen H. Moriarty, Esq.

KHM:def

cc:	Mr. Coy Garrison, Esq.
Mr. Jack Fonss
Mr. Robert Rokose